Financial Instruments and Financial Risk Management (Details Textual)	12 Months Ended
Dec. 31, 2017
Financial Instruments and Financial Risk Management (Textual)
Description of foreign currency exchange rate risk
The Group's functional currency weakened by 10% against the NIS with all other variables remaining constant, post-tax loss for the year would have been $38 thousand lower (2016 - loss approximately $22 thousand lower; 2015 - loss approximately $20 thousand lower), mainly as a result of exchange rate changes on translation of other accounts receivable and exchange rate changes on NIS-denominated cash and cash equivalents.